UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 15, 2009

CareFusion Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-34273	26-4123274
(Commission File Number)	(IRS Employer Identification Number)

3750 Torrey View Court, San Diego, California 92130

(Address of Principal Executive Offices, Including Zip Code)

(858) 617-2000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On September 15, 2009, CareFusion Corporation (the “Company”), issued the following unaudited pro forma condensed combined financial statements that are adjusted to present the Company as a stand-alone company following its August 31, 2009 spinoff from Cardinal Health, Inc.:

•	unaudited pro forma condensed combined statements of earnings for the fiscal years ended June 30, 2009, 2008 and 2007; and

•	an unaudited pro forma condensed combined balance sheet as of June 30, 2009.

These unaudited pro forma condensed combined financial statements are included as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	CareFusion unaudited pro forma condensed combined financial statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CareFusion Corporation
(Registrant)

Date: September 15, 2009	By:	/s/ Joan Stafslien
	Name:	Joan Stafslien
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

99.1	CareFusion unaudited pro forma condensed combined financial statements